UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________________
FORM 8-K
____________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

August 2, 2024
Date of Report (Date of earliest event reported) ____________________________
Aramark
(Exact name of Registrant as Specified in its Charter) ____________________________
Delaware		001-36223	20-8236097
(State or other Jurisdiction of Incorporation)		(Commission File Number)	(IRS Employer Identification No.)
2400 Market Street			19103
Philadelphia,	Pennsylvania
(Address of Principal Executive Offices)			(Zip Code)

(215)	238-3000
(Registrant's Telephone Number, Including Area Code)
N/A (Former name or former address, if changed since last report.)
__________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class		Trading Symbol(s)	Name of Each Exchange on which Registered
Common Stock,	par value $0.01 per share	ARMK	New York Stock Exchange

Item 1.01. Entry into a Material Definitive Agreement.

Amendment No. 15 to the Credit Agreement

On August 2, 2024 (the “Closing Date”), Aramark Services, Inc. (the “Company”), an indirect wholly owned subsidiary of Aramark (“Aramark” or “Parent”), Aramark Intermediate HoldCo Corporation (“Holdings”), ARAMARK Canada Ltd. (the “Canadian Borrower”), ARAMARK Investments Limited (the “Existing UK Borrower”), ARAMARK Limited (the “Additional UK Borrower” and, together with ARAMARK Investments Limited, the “UK Borrowers”), ARAMARK Ireland Holdings Limited, ARAMARK Regional Treasury Europe, Designated Activity Company (together with ARAMARK Ireland Holdings Limited, the “Irish Borrowers”), ARAMARK Holdings Deutschland GMBH (as successor by merger to ARAMARK Holdings GmbH & Co. KG, the “German Borrower”), Aramark International Finance S.à r.l. (the “Luxembourg Borrower”, together with the Company, Canadian Borrower, UK Borrowers, Irish Borrowers and German Borrower, the “Borrowers”) and certain other wholly-owned domestic subsidiaries of the Company entered into Amendment No. 15 (the “Amendment”) with the financial institutions party thereto and JPMorgan Chase Bank, N.A. as administrative agent for the Lenders (as defined below) and collateral agent for the secured parties thereunder to the credit agreement (as amended, restated, amended and restated, supplemented or otherwise modified prior to the Closing Date, and as amended by the Amendment, the “Credit Agreement”), dated March 28, 2017, among the Company, Holdings, the Canadian Borrower, the UK Borrowers, the Irish Borrowers, the German Borrower, the Luxembourg Borrower and certain wholly-owned domestic subsidiaries of the Company, the financial institutions from time to time party thereto (including the financial institutions party to the Amendment, the “Lenders”), the issuing banks named therein and JPMorgan Chase Bank, N.A., as administrative agent for the Lenders and collateral agent for the secured parties thereunder.

The Amendment provides for, among other things, the refinancing and replacement of the 2021 Tranche Revolving Facility, the Canadian Term A-3 Loans and the Euro Term A-2 Loans under the Credit Agreement through the establishment of Replacement Revolving Commitments (as defined in the Credit Agreement), New Revolving Commitments (as defined in the Credit Agreement) and borrowings of Refinancing Term Loans (as defined in the Credit Agreement), as applicable, under the Credit Agreement comprised of (i) new 2024 Tranche Revolving Commitments available to each of the Borrowers in an amount equal to $1,400,000,000.00, terminating in August 2029, (ii) new Canadian Term A-4 Loans to the Canadian Borrower in an amount equal to C$214,582,924.03, due in August 2029, (iii) new Euro Term A-3 Loans to the Existing UK Borrower in an amount equal to €94,055,554.21, due in August 2029, (iv) new U.S. Term A Loans to the Company in an amount equal to $70,688,723.72, due in August 2029, (v) new U.S. Term A-1 Loans to the Existing UK Borrower in an amount equal to $90,000,000.00, due in August 2029 and (vi) new GBP Term A Loans to the Additional UK Borrower in an amount equal to £62,000,000.00, due in August 2029. The new Canadian Term A-4 Loans, Euro Term A-3 Loans, U.S. Term A Loans, U.S. Term A-1 Loans and GBP Term A Loans were funded in full on the Closing Date and were applied by the Company to refinance in full the Canadian Term A-3 Loans, Euro Term A-2 Loans, and a portion of the revolving loans under the 2021 Tranche Revolving Facility, in each case, previously outstanding under the Credit Agreement; provided that, in each case, to the extent the aggregate amount of indebtedness outstanding under the Company’s U.S. Term B-7 Loans and the Company’s 5.00% Senior Notes due 2028, and any indebtedness constituting refinancing indebtedness in respect thereof exceeds $500,000,000.00 on the date that is 91 days prior to the earlier of (x) the maturity date of the U.S. Term B-7 Loans and (y) the maturity date of the Company’s 5.00% Senior Notes due 2028, each of the foregoing will mature on such date (if earlier than the scheduled maturity date thereof). The sublimit for letters of credit available under the 2024 Tranche Revolving Facility is $500,000,000, an increase of $250,000,000 above the sublimit that was applicable to the 2021 Tranche Revolving Facility.

The new 2024 Tranche Revolving Commitments bear interest at a rate equal to, at the Company’s option, depending on the currency of the loans borrowed under the new 2024 Tranche Revolving Commitments, either (a) a Term CORRA rate determined by reference to the Canadian overnight repo rate average administered and published by the Bank of Canada, (b) a Term SOFR rate determined by reference to the secured overnight financing rate published by CME Group Benchmark Administration Limited , (c) a EURIBOR rate determined by reference to the euro interbank offered rate administered by the European Money Markets Institute, (d) a Canadian base rate determined by reference to the higher of (1) the prime rate of the administrative agent and (2) the Term CORRA rate plus 1.00%, (e) a base rate determined by reference to the highest of (1) the prime rate of the administrative agent, (2) the federal funds rate plus 0.50% and (3) the Term SOFR rate plus 1.00%, or (f) a SONIA rate determined by reference to the Sterling Overnight Index Average, in each case, plus an applicable margin set initially at 1.625% for borrowings based on the Term CORRA rate, Term SOFR rate and EURIBOR rate, 1.6576% for borrowings based on the SONIA rate and 0.625% for borrowings based on the Canadian base rate or base rate, in each case, subject to a reduction of 0.125% upon the Company achieving a consolidated leverage ratio of less than or equal to 4.75 to 1.00 and an additional reduction of 0.125% per each decline of 0.50 to 1.00 in the Company's consolidated leverage ratio from 4.75 to 1.00, with such reductions subject to a minimum applicable margin of 1.125% for borrowings based on the Term CORRA rate, Term SOFR rate and EURIBOR rate, 1.1576% for borrowings based on the SONIA Rate and 0.125% for borrowings based on the Canadian base rate or base rate. In addition to paying interest on outstanding principal under the 2024 Tranche Revolving Commitments, the Company is required to pay a commitment fee to the lenders providing the 2024 Tranche Revolving Commitments in respect of the unutilized commitments thereunder, initially set at 0.30%, subject to a reduction of 0.05% upon the Company achieving a consolidated leverage ratio of less than or equal to 4.75 to 1.00 and an additional reduction of 0.05% for decline of 0.50 to 1.00 in the Company's consolidated leverage ratio from 4.75 to 1.00 and a further reduction of 0.05% upon a decline of 1.50 to 1.00 in the Company's consolidated leverage ratio from 4.75 to 1.00. Subject to certain updates favorable to the Company, the new 2024 Tranche Revolving Commitments are subject to substantially similar terms currently relating to guarantees, collateral, mandatory prepayments and covenants that are applicable to the Company’s existing 2021 Tranche Revolving Facility outstanding under the Credit Agreement (prior to giving effect to the Amendment).

The new Canadian Term A-4 Loans bear interest at a rate equal to, at the Company’s option, either (a) a Term CORRA rate determined by reference to the Canadian overnight repo rate average administered and published by the Bank of Canada or (b) a base rate or Canadian base rate determined by reference to the higher of (1) the prime rate of the administrative agent and (2) the Term CORRA rate plus 1.00% plus an applicable margin set initially at 1.625% for borrowings based on the Term CORRA rate and 0.625% for borrowings based on the Canadian base rate, in each case, subject to a reduction of 0.125% upon the Company achieving a consolidated leverage ratio of less than or equal to 4.75 to 1.00 and additional reductions of 0.125% per each decline of 0.50 to 1.00 in the Company's consolidated leverage ratio from 4.75 to 1.00, with such reductions subject to a minimum applicable margin of 1.125% for borrowings based on the Term CORRA rate and 0.125% for borrowings based on the Canadian base rate or base rate. The new Canadian Term A-4 Loans require the payment of installments in quarterly principal amounts equal to 1.25% of the original principal amount funded on the Closing Date, with the remainder due at maturity. Subject to certain updates favorable to the Company, the Canadian Term A-4 Loans are subject to substantially similar terms currently relating to guarantees, collateral, mandatory prepayments and covenants that are applicable to the Company’s existing Canadian Term A-3 Loans outstanding under the Credit Agreement (prior to giving effect to the Amendment).

The new Euro Term A-3 Loans bear interest at a rate equal to a EURIBOR rate determined by reference to the euro interbank offered rate administered by the European Money Markets Institute for the interest period relevant to such borrowing adjusted for certain additions plus an applicable margin set initially at 1.625%, subject to a reduction of 0.125% upon the Company achieving a consolidated leverage ratio of less than or equal to 4.75 to 1.00 and additional reductions of 0.125% per each decline of 0.50 to 1.00 in the Company's consolidated leverage ratio from 4.75 to 1.00, with such reductions subject to a minimum applicable margin of 1.125%. The new Euro Term A-3 Loans require the payment of installments in quarterly principal amounts equal to 1.25% of the original principal amount funded on the Closing Date, with the remainder due at maturity. Subject to certain updates favorable to the Company, the Euro Term A-3 Loans are subject to substantially similar terms currently relating to guarantees, collateral, mandatory prepayments and covenants that are applicable to the Company’s existing Euro Term A-2 Loans outstanding under the Credit Agreement (prior to giving effect to the Amendment).

The new U.S. Term A Loans bear interest at a rate determined by reference to either (a) a Term SOFR rate determined by reference to the secured overnight financing rate published by CME Group Benchmark Administration Limited or (b) a base rate determined by reference to the highest of (1) the prime rate of the administrative agent, (2) the federal funds rate plus 0.50% and (3) the Term SOFR rate plus 1.00%, plus an applicable margin set initially at 1.625%, subject to a reduction of 0.125% upon the Company achieving a consolidated leverage ratio of less than or equal to 4.75 to 1.00 and additional reductions of 0.125% per each decline of 0.50 to 1.00 in the Company's consolidated leverage ratio from 4.75 to 1.00, with such reductions subject to a minimum applicable margin of 1.125%. The new U.S. Term A Loans require the payment of installments in quarterly principal amounts equal to 1.25% of the original principal amount funded on the Closing Date, with the remainder due at maturity. Subject to certain updates favorable to the Company, the U.S. Term A Loans are subject to substantially similar terms currently relating to guarantees, collateral, mandatory prepayments and covenants that are applicable to the Company’s existing tranches of Term A Loans outstanding under the Credit Agreement (prior to giving effect to the Amendment).

The new U.S. Term A-1 Loans bear interest at a rate determined by reference to either (a) a Term SOFR rate determined by reference to the secured overnight financing rate published by CME Group Benchmark Administration Limited or (b) a base rate determined by reference to the highest of (1) the prime rate of the administrative agent, (2) the federal funds rate plus 0.50% and (3) the Term SOFR rate plus 1.00%, plus an applicable margin set initially at 1.625%, subject to a reduction of 0.125% upon the Company achieving a consolidated leverage ratio of less than or equal to 4.75 to 1.00 and additional reductions of 0.125% per each decline of 0.50 to 1.00 in the Company's consolidated leverage ratio from 4.75 to 1.00, with such reductions subject to a minimum applicable margin of 1.125%. The new U.S. Term A-1 Loans require the payment of installments in quarterly principal amounts equal to 1.25% of the original principal amount funded on the Closing Date, with the remainder due at maturity. Subject to certain updates favorable to the Company, the U.S. Term A-1 Loans are subject to substantially similar terms currently relating to guarantees, collateral, mandatory prepayments and covenants that are applicable to the Company’s existing tranches of Term A Loans outstanding under the Credit Agreement (prior to giving effect to the Amendment).

The new GBP Term A Loans bear interest at a rate equal to a SONIA rate determined by reference to the Sterling Overnight Index Average, in each case, plus an applicable margin set initially at 1.6576%, subject to a reduction of 0.125% upon the Company achieving a consolidated leverage ratio of less than or equal to 4.75 to 1.00 and additional reductions of 0.125% per each decline of 0.50 to 1.00 in the Company's consolidated leverage ratio from 4.75 to 1.00, with such reductions subject to a minimum applicable margin of 1.1576%. The new GBP Term A Loans require the payment of installments in quarterly principal amounts equal to 1.25% of the original principal amount funded on the Closing Date, with the remainder due at maturity. Subject to certain updates favorable to the Company, the GBP Term A Loans are subject to substantially similar terms currently relating to guarantees, collateral, mandatory prepayments and covenants that are applicable to the Company’s existing tranches of Term A Loans outstanding under the Credit Agreement (prior to giving effect to the Amendment).

The foregoing description of the Amendment is qualified in its entirety by reference to the full text of the Amendment, which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description

10.1
Amendment No. 15 (the “Amendment”), dated as of August 2, 2024, among Aramark Services, Inc. (the “Company”), Aramark Intermediate HoldCo Corporation (“Holdings”), Aramark Intermediate HoldCo Corporation (“Holdings”), ARAMARK Canada Ltd. (the “Canadian Borrower”), ARAMARK Investments Limited, ARAMARK Limited (together with ARAMARK Investments Limited, the “UK Borrowers”), ARAMARK Ireland Holdings Limited, ARAMARK Regional Treasury Europe, Designated Activity Company (together with ARAMARK Ireland Holdings Limited, the “Irish Borrowers”), ARAMARK Holdings Deutschland GMBH (as successor by merger to ARAMARK Holdings GmbH & Co. KG, the “German Borrower”), Aramark International Finance S.à r.l. (the “Luxembourg Borrower”), certain other wholly-owned subsidiaries of the Company, the financial institutions party thereto and JPMorgan Chase Bank, N.A. as administrative agent for the Lenders (as defined below) and collateral agent for the secured parties thereunder to the credit agreement, dated March 28, 2017 (as amended, restated, amended and restated, supplemented or otherwise modified), among the Company, Holdings, the Canadian Borrower, the UK Borrower, the Irish Borrowers, the German Borrower, the Luxembourg Borrower and certain other wholly-owned domestic subsidiaries of the Company, the financial institutions from time to time party thereto (including the financial institutions party to the Amendment, the “Lenders”), the issuing banks named therein and JPMorgan Chase Bank, N.A., as administrative agent for the Lenders and collateral agent for the secured parties thereunder.

104	Cover Page Interactive Date File (embedded within the Inline XRBL document)

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Aramark

Date:	August 6, 2024	By:	/s/ JAMES J. TARANGELO
		Name:	JAMES J. TARANGELO
		Title:	Senior Vice President and Chief Financial Officer